SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 2, 1999
                                                           ------------


                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-8323                     06-1059331
       --------                      ------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)



                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Disposition of Assets.
         ----------------------

On July 2, 1999, CIGNA Corporation ("CIGNA") completed the sale of its domestic and international property and casualty businesses to ACE Limited for $3.45 billion in cash. A copy of the press release announcing the sale is attached as
Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(b)      Pro Forma Financial Information.
         --------------------------------

         The following unaudited Pro Forma Income Statements for the quarters ended March 31, 1999 and 1998 and the years ended December 31, 1998, 1997 and 1996 along with the unaudited Pro Forma Condensed Balance Sheet as of March 31, 1999 are based on the historical results of operations and financial position of CIGNA, adjusted to give effect to the sale of CIGNA's property and casualty businesses. The Pro Forma Income Statements have been prepared assuming the sale occurred as of the beginning of the earliest period presented and the Pro Forma Condensed Balance Sheet has been prepared assuming that the sale occurred as of March 31, 1999.

         The Pro Forma Financial Information is not necessarily indicative of the results of operations or financial position that would have been reported had such event occurred on the dates specified, nor is it an indication of CIGNA's future results of operations or financial position. These statements should be read in conjunction with the historical consolidated financial statements of CIGNA, including the notes thereto, in CIGNA's Form 10-Q for the three months ended March 31, 1999 and as incorporated by reference in CIGNA's Form 10-K for the year ended December 31, 1998.

                                                          CIGNA CORPORATION
                                                     PRO FORMA INCOME STATEMENT
                                                FOR THE QUARTER ENDED MARCH 31, 1999
                                          (In millions, except share and per share amounts)
                                                             (Unaudited)


                                                                   CIGNA                   PRO FORMA
                                                                CORPORATION             ADJUSTMENTS (A)             PRO FORMA
                                                            -----------------        ------------------        ------------------
REVENUES
Premiums and fees                                                    $ 4,263                    $ (676)                  $ 3,587
Net investment income                                                    858                      (137)                      721
Other revenues                                                           237                       (59)                      178
Realized investment gains                                                 42                       (31)                       11
                                                            -----------------        ------------------        ------------------
  Total revenues                                                       5,400                      (903)                    4,497
                                                            -----------------        ------------------        ------------------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                               3,516                      (497)                    3,019
Policy acquisition expenses                                              246                      (179)                       67
Other operating expenses                                               1,208                      (165)                    1,043
                                                            -----------------        ------------------        ------------------
  Total benefits, losses and expenses                                  4,970                      (841)                    4,129
                                                            -----------------        ------------------        ------------------

INCOME BEFORE INCOME TAXES AND
  CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                                                      430                       (62)                      368
                                                            -----------------        ------------------        ------------------

Income taxes
  Current                                                                 95                        18                       113
  Deferred                                                                56                       (37)                       19
                                                            -----------------        ------------------        ------------------
      Total taxes                                                        151                       (19)                      132
                                                            -----------------        ------------------        ------------------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                                 $ 279                     $ (43)                    $ 236
                                                            =================        ==================        ==================


Earnings per share (before accounting change)
  Basic                                                               $ 1.36                                              $ 1.15
                                                            =================                                  ==================

  Diluted                                                             $ 1.34                                              $ 1.14
                                                            =================                                  ==================

Weighted average shares (in thousands)
  Basic                                                              204,881                                             204,881
                                                            =================                                  ==================

  Diluted                                                            207,708                                             207,708
                                                            =================                                  ==================


                                                                  3

                                                          CIGNA CORPORATION
                                                     PRO FORMA INCOME STATEMENT
                                                FOR THE QUARTER ENDED MARCH 31, 1998
                                          (In millions, except share and per share amounts)
                                                             (Unaudited)



                                                                   CIGNA                   PRO FORMA
                                                                CORPORATION             ADJUSTMENTS (A)             PRO FORMA
                                                            -----------------        ------------------        ------------------
REVENUES
Premiums and fees                                                    $ 3,901                    $ (685)                  $ 3,216
Net investment income                                                    937                      (148)                      789
Other revenues                                                           514                       (47)                      467
Realized investment gains                                                 59                       (19)                       40
                                                            -----------------        ------------------        ------------------
  Total revenues                                                       5,411                      (899)                    4,512
                                                            -----------------        ------------------        ------------------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                               3,333                      (487)                    2,846
Policy acquisition expenses                                              228                      (181)                       47
Other operating expenses                                               1,082                      (146)                      936
                                                            -----------------        ------------------        ------------------
  Total benefits, losses and expenses                                  4,643                      (814)                    3,829
                                                            -----------------        ------------------        ------------------

INCOME BEFORE INCOME TAXES                                               768                       (85)                      683
                                                            -----------------        ------------------        ------------------

Income taxes (benefits)
  Current                                                                432                       (19)                      413
  Deferred                                                              (159)                      (10)                     (169)
                                                            -----------------        ------------------        ------------------
      Total taxes                                                        273                       (29)                      244
                                                            -----------------        ------------------        ------------------

NET INCOME                                                             $ 495                     $ (56)                    $ 439
                                                            =================        ==================        ==================

Earnings per share
  Basic                                                               $ 2.30                                              $ 2.04
                                                            =================                                  ==================

  Diluted                                                             $ 2.27                                              $ 2.02
                                                            =================                                  ==================

Weighted average shares (in thousands)
  Basic                                                              215,637                                             215,637
                                                            =================                                  ==================

  Diluted                                                            217,755                                             217,755
                                                            =================                                  ==================


                                                                  4

                                                          CIGNA CORPORATION
                                                     PRO FORMA INCOME STATEMENT
                                                FOR THE YEAR ENDED DECEMBER 31, 1998
                                          (In millions, except share and per share amounts)
                                                             (Unaudited)


                                                                   CIGNA                   PRO FORMA
                                                                CORPORATION             ADJUSTMENTS (A)             PRO FORMA
                                                            -----------------        ------------------        ------------------
REVENUES
Premiums and fees                                                   $ 16,413                  $ (2,957)                 $ 13,456
Net investment income                                                  3,705                      (590)                    3,115
Other revenues                                                         1,163                      (217)                      946
Realized investment gains                                                156                       (22)                      134
                                                            -----------------        ------------------        ------------------
  Total revenues                                                      21,437                    (3,786)                   17,651
                                                            -----------------        ------------------        ------------------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                              13,861                    (2,247)                   11,614
Policy acquisition expenses                                              954                      (753)                      201
Other operating expenses                                               4,612                      (634)                    3,978
                                                            -----------------        ------------------        ------------------
  Total benefits, losses and expenses                                 19,427                    (3,634)                   15,793
                                                            -----------------        ------------------        ------------------

INCOME BEFORE INCOME TAXES                                             2,010                      (152)                    1,858
                                                            -----------------        ------------------        ------------------

Income taxes (benefits)
  Current                                                                841                        (2)                      839
  Deferred                                                              (123)                      (44)                     (167)
                                                            -----------------        ------------------        ------------------
      Total taxes                                                        718                       (46)                      672
                                                            -----------------        ------------------        ------------------

NET INCOME                                                           $ 1,292                    $ (106)                  $ 1,186
                                                            =================        ==================        ==================

Earnings per share
  Basic                                                               $ 6.12                                              $ 5.62
                                                            =================                                  ==================

  Diluted                                                             $ 6.05                                              $ 5.56
                                                            =================                                  ==================

Weighted average shares (in thousands)
  Basic                                                              210,948                                             210,948
                                                            =================                                  ==================

  Diluted                                                            213,447                                             213,447
                                                            =================                                  ==================


                                                                  5

                                                          CIGNA CORPORATION
                                                     PRO FORMA INCOME STATEMENT
                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                                          (In millions, except share and per share amounts)
                                                             (Unaudited)

                                                                   CIGNA                   PRO FORMA
                                                                CORPORATION             ADJUSTMENTS (A)             PRO FORMA
                                                            -----------------        ------------------        ------------------
REVENUES
Premiums and fees                                                   $ 14,935                  $ (3,154)                 $ 11,781
Net investment income                                                  4,245                      (647)                    3,598
Other revenues                                                           691                      (208)                      483
Realized investment gains                                                167                       (74)                       93
                                                            -----------------        ------------------        ------------------
  Total revenues                                                      20,038                    (4,083)                   15,955
                                                            -----------------        ------------------        ------------------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                              13,029                    (2,220)                   10,809
Policy acquisition expenses                                            1,046                      (789)                      257
Other operating expenses                                               4,313                      (652)                    3,661
                                                            -----------------        ------------------        ------------------
  Total benefits, losses and expenses                                 18,388                    (3,661)                   14,727
                                                            -----------------        ------------------        ------------------

INCOME BEFORE INCOME TAXES                                             1,650                      (422)                    1,228
                                                            -----------------        ------------------        ------------------

Income taxes (benefits)
  Current                                                                493                       (31)                      462
  Deferred                                                                71                      (117)                      (46)
                                                            -----------------        ------------------        ------------------
      Total taxes                                                        564                      (148)                      416
                                                            -----------------        ------------------        ------------------

NET INCOME                                                           $ 1,086                    $ (274)                    $ 812
                                                            =================        ==================        ==================

Earnings per share
  Basic                                                               $ 4.93                                              $ 3.69
                                                            =================                                  ==================

  Diluted                                                             $ 4.88                                              $ 3.65
                                                            =================                                  ==================

Weighted average shares (in thousands)
  Basic                                                              220,263                                             220,263
                                                            =================                                  ==================

  Diluted                                                            222,513                                             222,513
                                                            =================                                  ==================


                                                                  6

                                                          CIGNA CORPORATION
                                                     PRO FORMA INCOME STATEMENT
                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                          (In millions, except share and per share amounts)
                                                             (Unaudited)


                                                                   CIGNA                   PRO FORMA
                                                                CORPORATION             ADJUSTMENTS (A)             PRO FORMA
                                                            -----------------        ------------------        ------------------
REVENUES
Premiums and fees                                                   $ 13,916                  $ (3,417)                 $ 10,499
Net investment income                                                  4,333                      (688)                    3,645
Other revenues                                                           610                      (146)                      464
Realized investment gains                                                 91                       (39)                       52
                                                            -----------------        ------------------        ------------------
  Total revenues                                                      18,950                    (4,290)                   14,660
                                                            -----------------        ------------------        ------------------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                              12,473                    (2,467)                   10,006
Policy acquisition expenses                                            1,138                      (860)                      278
Other operating expenses                                               3,738                      (590)                    3,148
                                                            -----------------        ------------------        ------------------
  Total benefits, losses and expenses                                 17,349                    (3,917)                   13,432
                                                            -----------------        ------------------        ------------------

INCOME BEFORE INCOME TAXES                                             1,601                      (373)                    1,228
                                                            -----------------        ------------------        ------------------

Income taxes
  Current                                                                419                      (113)                      306
  Deferred                                                               126                        (5)                      121
                                                            -----------------        ------------------        ------------------
      Total taxes                                                        545                      (118)                      427
                                                            -----------------        ------------------        ------------------

NET INCOME                                                           $ 1,056                    $ (255)                    $ 801
                                                            =================        ==================        ==================

Earnings per share
  Basic                                                               $ 4.68                                              $ 3.55
                                                            =================                                  ==================

  Diluted                                                             $ 4.64                                              $ 3.52
                                                            =================                                  ==================

Weighted average shares (in thousands)
  Basic                                                              225,495                                             225,495
                                                            =================                                  ==================

  Diluted                                                            227,754                                             227,754
                                                            =================                                  ==================

                                                                  7

                                CIGNA CORPORATION
           Explanatory Note to Pro Forma Income Statement Adjustments




(A) These adjustments reflect the elimination of revenues and expenses of the property and casualty businesses sold to ACE Limited, including adjustments to exclude certain general corporate overhead previously charged to the property and casualty businesses.


                                                          CIGNA CORPORATION
                                                  PRO FORMA CONDENSED BALANCE SHEET
                                                        AS OF MARCH 31, 1999
                                               (In millions, except per share amounts)
                                                             (Unaudited)

                                                                        CIGNA               PRO FORMA
                                                                     CORPORATION           ADJUSTMENTS              PRO FORMA
                                                                 -----------------     -----------------      -------------------
ASSETS
Investments                                                              $ 48,577              $ (8,744) (A)            $ 39,833
Cash and cash equivalents                                                   2,227                  (759) (A)               4,918
                                                                                                  3,450  (B)
Accrued investment income                                                     768                  (146) (A)                 622
Premiums, accounts and notes receivable                                     4,664                (2,139) (A)               2,525
Reinsurance recoverables                                                   12,803                (6,262) (A)               6,541
Deferred policy acquisition costs                                           1,075                  (339) (A)                 736
Property and equipment                                                        905                  (222) (A)                 683
Deferred income taxes                                                       2,022                  (921) (A)               1,101
Other assets                                                                1,396                  (762) (A)                 634
Goodwill and other intangibles                                              2,461                  (399) (A)               2,062
Separate account assets                                                    35,555                     -                   35,555
                                                                 -----------------     -----------------      -------------------

        Total assets                                                    $ 112,453             $ (17,243)                $ 95,210
                                                                 =================     =================      ===================

LIABILITIES
Contractholder deposit funds                                             $ 28,781                $ (192) (A)            $ 28,589
Unpaid claims and claim expenses                                           17,848               (14,492) (A)               3,356
Future policy benefits                                                     12,290                     -                   12,290
Unearned premiums                                                           1,933                (1,456) (A)                 477
                                                                 -----------------     -----------------      -------------------
         Total insurance and contractholder liabilities                    60,852               (16,140)                  44,712
Accounts payable, accrued expenses and other liabilities                    6,871                (2,140) (A)               4,731
Current income taxes                                                           28                   (26) (A)                   2
Short-term debt                                                               293                     -                      293
Long-term debt                                                              1,404                     -                    1,404
Separate account liabilities                                               35,136                     -                   35,136
                                                                 -----------------     -----------------      -------------------
         Total liabilities                                                104,584               (18,306)                  86,278
                                                                 -----------------     -----------------      -------------------

SHAREHOLDERS' EQUITY
Common stock (par value, $0.25; shares issued, 266)                            67                     -                       67
Additional paid-in capital                                                  2,788                     -                    2,788
Accumulated other comprehensive income                                        503                  (137) (C)                 366
Retained earnings                                                           6,873                 1,200  (D)               8,073
Less treasury stock, at cost                                               (2,362)                    -                   (2,362)
                                                                 -----------------     -----------------      -------------------
         Total shareholders' equity                                         7,869                 1,063                    8,932
                                                                 -----------------     -----------------      -------------------

         Total liabilities and shareholders' equity                     $ 112,453             $ (17,243)                $ 95,210
                                                                 =================     =================      ===================

                                                                  9

                                CIGNA CORPORATION
       Explanatory Notes to Pro Forma Condensed Balance Sheet Adjustments

(A) These adjustments primarily reflect the elimination of the assets and liabilities of the property and casualty businesses sold to ACE Limited, adjusted to include accruals of estimated costs associated with the sale.

(B) CIGNA received $3.45 billion in cash upon closing of the sale of its property and casualty businesses.

(C) Reflects the recognition in net income of unrealized appreciation on investments and net translation of foreign currencies related to the property and casualty businesses as part of the gain.

(D) Reflects the estimated after-tax gain on the sale. The actual gain to be reported in discontinued operations in CIGNA's income statement for the quarter ended September 30, 1999, is subject to change pending final determination of the net assets of the property and casualty businesses, transaction costs and other adjustments.

(c)  Exhibits.
     ---------

     The exhibit accompanying this report is listed in the Index to Exhibits below.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          CIGNA CORPORATION



Date:  July 16, 1999                      By: /s/ James A. Sears
                                             --------------------
                                             James A. Sears
                                             Vice President and
                                             Chief Accounting Officer

                                Index to Exhibits
                                -----------------

Number            Description                            Method of Filing
------            -----------                            ----------------

99                CIGNA Corporation                      Filed herewith
                  news release dated
                  July 2, 1999